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                                                                     Exhibit 23




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements
No. 33-96582, No. 33-96580 and No. 333-34509 of Canterbury Park Holding Corporation on Form S-8 and Registration Statement No. 33-81262C on form S-3 of Canterbury Park Holding Corporation of our report dated February 27, 1998 appearing in this Annual Report on Form 10-KSB of Canterbury Park Holding Corporation for the year ended December 31, 1997.




Minneapolis, Minnesota
March 26, 1998